Exhibit 99.2

Press Release

Ikanos Communications Announces Results for Second Quarter 2015 and

Proposed Sale

Second Quarter Highlights

•	Revenue of $11.1 million
•	Net loss of $(12.3) million, or $(0.72) per share
•	Ending cash and cash equivalents of $16.0 million

FREMONT, Calif., August 6, 2015 — Ikanos Communications, Inc. (NASDAQ: IKAN), a leading provider of advanced broadband semiconductor and software products for the connected home, today announced its financial results for the second quarter of 2015, ended June 28, 2015 and its proposed sale.

“As announced earlier today by Qualcomm, Ikanos has entered into a definitive agreement to be acquired by Qualcomm Atheros, Inc., a subsidiary of Qualcomm Incorporated,” said Dennis Bencala, CFO of Ikanos. “I am also pleased to announce that second quarter revenue was $11.1 million, above the mid-point of our guidance. Gross profit was 51%, which was below our guidance for the quarter, primarily due to a change in our product mix. Operating expenses came in at the low end of our guidance at $17.5 million, resulting in cash and short-term investments of $16.0 million at the end of the quarter.”

About the Tender Offer and Merger

On August 5, 2015, Qualcomm Atheros, Inc., a subsidiary of Qualcomm Incorporated, King Acquisition Co., a subsidiary of Qualcomm Atheros, and Ikanos entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Qualcomm Atheros, through King Acquisition Co., will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares (the “Shares”) of Ikanos common stock, $0.001 par value, for $2.75 per share, without interest (the “Offer Price”), in cash, subject to any applicable withholding taxes, and assume all outstanding indebtedness at the closing of the transaction.

Consummation of the Offer is subject to various conditions, including, but not limited to at least a majority of Shares being tendered in the Offer; the receipt of required regulatory approvals and other conditions set forth in the Merger Agreement.

Following consummation of the Offer, King Acquisition Co. will merge with and into Ikanos with Ikanos surviving as a subsidiary of Qualcomm Atheros (the “Merger”). In the Merger, each Share that is not tendered and accepted pursuant to the Offer (other than the Shares held in the treasury of Ikanos, Shares held directly or indirectly by Qualcomm Atheros or its subsidiaries, and Shares as to which appraisal rights have been perfected in accordance with applicable law) will be cancelled and converted into the right to receive the Offer Price, on the terms and conditions set forth in the Merger Agreement.

Financial Details

Ikanos reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP) and additionally on a non-GAAP basis. Non-GAAP net income (loss), non-GAAP gross profits, and non-GAAP operating expenses, where applicable, exclude the income statement effects of stock-based compensation and the amortization of intangible assets. Ikanos has provided these measures because its management believes these additional non-GAAP measures are useful to investors for performing financial analysis, as these additional measures highlight Ikanos’ recurring operating results. Ikanos’ management uses these non-GAAP measures internally to evaluate its operating performance and to plan for its future. However, non-GAAP measures are not a substitute for GAAP reporting. For a reconciliation of GAAP versus non-GAAP financial information, please see the attached schedules.

Second Quarter 2015 Results

Revenue for the second quarter of 2015 was $11.1 million, compared to revenue of $11.3 million for the second quarter of 2014 and revenue of $10.2 million for the first quarter of 2015. Gross profit for the second quarter of 2015 was 51%, compared to gross profit of 49% for the second quarter of 2014 and gross profit of 49% for the first quarter of 2015.

Non-GAAP gross profit for the second quarter of 2015 was 53%, compared to a non-GAAP gross profit of 50% for the second quarter of 2014 and 50% for the first quarter of 2015.

Operating expenses for the second quarter of 2015 were $17.5 million, compared to operating expenses of $17.5 million for the second quarter of 2014 and operating expenses of $16.8 million for the first quarter of 2015.

Non-GAAP operating expenses for the second quarter of 2015 were $16.6 million, compared to non-GAAP operating expenses of $16.6 million for the second quarter of 2014 and non-GAAP operating expenses of $15.8 million for the first quarter of 2015.

Net loss for the second quarter of 2015 was $(12.3) million, or a loss of $(0.72) per share on 17.1 million weighted average shares outstanding, compared to a net loss of $(12.3) million, or $(1.24) per share on 9.9 million weighted average shares outstanding, for the second quarter of 2014 and a net loss of $(12.0) million, or $(0.77) per share on 15.6 million weighted shares outstanding, for the first quarter of 2015.

Non-GAAP net loss for the second quarter of 2015 was $(11.3) million, or a loss of $(0.66) per share on 17.1 million weighted average shares outstanding, compared to a non-GAAP net loss of $(11.3) million, or $(1.14) per share on 9.9 million weighted average shares outstanding, for the second quarter of 2014 and a non-GAAP loss of $(10.8) million, or $(0.69) per share on 15.6 million weighted average shares outstanding, for the first quarter of 2015.

Cash and cash equivalents at the end of the second quarter of 2015 were $16.0 million, compared to $13.0 million at the end of the first quarter of 2015. Additionally, at the end of the second quarter of 2015, inventory was $2.0 million, compared to $2.1 million at the end of the first quarter of 2015. Current liabilities at the end of the second quarter of 2015 were $20.6 million, compared to $18.1 million at the end of the first quarter of 2015. For both the second quarter of 2015 and first quarter of 2015, current liabilities included an accounts receivable-backed revolving line of credit advance of $5.0 million. The second quarter of 2015 reflects our $10.0 million term loan from Alcatel-Lucent, net of debt discount of $0.5 million.

For a more complete review of our second quarter 2015 results please see the attached financial schedules.

Outlook and Second Quarter Earnings Call

Given the pending acquisition by Qualcomm Atheros, Ikanos will not be providing guidance for the third quarter and will not be holding a second quarter results conference call.

About Ikanos Communications, Inc.

Ikanos Communications, Inc. (NASDAQ: IKAN) is a leading provider of advanced broadband semiconductor and software products for the connected home. The company’s broadband DSL, communications processors and other offerings power access infrastructure and customer premises equipment for many of the world’s leading network equipment manufacturers and telecommunications service providers. For more information, visit www.ikanos.com.

© 2015 Ikanos Communications, Inc. All Rights Reserved. Ikanos Communications, Ikanos and the Ikanos logo, the Bandwidth without boundaries tagline, Fusiv, inSIGHT, Neos, Ikanos Velocity, and Ikanos NodeScale are among the trademarks or registered trademarks of Ikanos Communications, Inc. All other trademarks mentioned herein are properties of their respective holders.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Some of the statements included in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include statements relating to the potential acquisition of the company by Qualcomm Atheros.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those indicated in these forward looking statements. These risks and uncertainties include, but are not limited to, the following: the risk that the acquisition of the company may not be completed in a timely manner, if at all; risks relating to the consummation of the Offer and the Merger, including the risk that closing conditions to the Offer or the proposed Merger will not be satisfied; changes in business relationships or litigation or adverse judgments relating to the Offer or the proposed Merger; delays or issues related to inquiries by, or requests or directions from, governmental authorities, including antitrust authorities, in connection with their reviews of the transaction; changes in general economic or industry-specific conditions, as well as the risks set forth in our reports filed with SEC (available at www.sec.gov), including the risks set forth in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 29, 2015. These forward-looking statements speak only as of the date hereof. Ikanos Communications, Inc. disclaims any obligation to update these forward-looking statements.

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The Offer described herein has not yet commenced. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer will only be made through a Tender Offer Statement on Schedule TO, which will contain an offer to purchase, form of letter of transmittal and other documents relating to the tender offer (collectively, the “ Offer Materials”), each to be filed with the SEC by King Acquisition Co. In addition, Ikanos will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. King Acquisition Co. and Ikanos expect to mail the Offer Materials and the Schedule 14D-9 to Ikanos stockholders. Investors and stockholders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the Merger Agreement when they become available because these documents will contain important information relating to the Offer and related transactions. The Offer Materials and the Schedule 14D-9 will also be available at no cost on the SEC’s web site at www.sec.gov.

Investor Relations Contact:

MKR Group, Inc.

Todd Kehrli or Jim Byers

323-468-2300

ikan@mkr-group.com

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 28, 2015	June 29, 2014	June 28, 2015	June 29, 2014

Revenue	$11,068	$11,255	$21,249	$25,768
Cost of revenue	5,392	5,775	10,585	13,211

Gross profit	5,676	5,480	10,664	12,557

Operating expenses:
Research and development	12,618	13,408	24,431	26,084
Selling, general and administrative	4,901	4,105	9,907	8,926

Total operating expenses	17,519	17,513	34,338	35,010

Loss from operations	(11,843)	(12,033)	(23,674)	(22,453)
Interest and other income (expense), net	(378)	(129)	(486)	113

Loss before income taxes	(12,221)	(12,162)	(24,160)	(22,340)
Provision for income taxes	95	168	149	295

Net loss	$(12,316)	$(12,330)	$(24,309)	$(22,635)

Net loss per share
Basic and diluted	$(0.72)	$(1.24)	$(1.49)	$(2.29)

Weighted average number of shares
Basic and diluted	17,103	9,910	16,339	9,893

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended
	June 28, 2015	March 29, 2015	June 29, 2014

Revenue	$11,068	$10,181	$11,255
Cost of revenue	5,392	5,193	5,775

Gross profit	5,676	4,988	5,480

Operating expenses:
Research and development	12,618	11,813	13,408
Selling, general and administrative	4,901	5,006	4,105

Total operating expenses	17,519	16,819	17,513

Loss from operations	(11,843)	(11,831)	(12,033)
Interest and other income (expense), net	(378)	(108)	(129)

Loss before income taxes	(12,221)	(11,939)	(12,162)
Provision for income taxes	95	54	168

Net loss	$(12,316)	$(11,993)	$(12,330)

Basic and diluted net loss per share	$(0.72)	$(0.77)	$(1.24)

Weighted average outstanding shares:
Basic and diluted	17,103	15,575	9,910

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended June 28, 2015				Three Months Ended June 29, 2014
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$11,068	$—		$11,068	$11,255	$—		$11,255
Cost of revenue	5,392	(15	) (a)	5,257	5,775	(3	) (a)	5,652
		(120	) (b)			(120	) (b)

Gross profit	5,676	(135)		5,811	5,480	(123)		5,603

Operating expenses:
Research and development	12,618	(494	) (a)	12,124	13,408	(595	) (a)	12,813

Selling, general and administrative	4,901	(433	) (a)	4,468	4,105	(325	) (a)	3,780

Total operating expenses	17,519	(927)		16,592	17,513	(920)		16,593

Loss from operations	(11,843)	1,062		(10,781)	(12,033)	1,043		(10,990)
Interest and other income (expense), net	(378)	—		(378)	(129)	—		(129)

Loss before income taxes	(12,221)	1,062		(11,159)	(12,162)	1,043		(11,119)
Provision for income taxes	95	—		95	168	—		168

Net loss	$(12,316)	$1,062		$(11,254)	$(12,330)	$1,043		$(11,287)

Net loss per share:
Basic and diluted	$(0.72)			$(0.66)	$(1.24)			$(1.14)

Weighted average outstanding shares:
Basic and diluted	17,103			17,103	9,910			9,910

Notes:

		Three Months Ended
		June 28, 2015	June 29, 2014
(a)	Stock-based compensation	$942	$923
(b)	Amortization of acquired intangible assets	120	120

	Total non-GAAP adjustments	$1,062	$1,043

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended March 29, 2015
	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$10,181	$—		$10,181
Cost of revenue	5,193	(22	) (a)	5,052
		(119	) (b)

Gross profit	4,988	(141)		5,129

Operating expenses:
Research and development	11,813	(612	) (a)	11,201

Selling, general and administrative	5,006	(451	) (a)	4,555

Total operating expenses	16,819	(1,063)		15,756

Loss from operations	(11,831)	1,204		(10,627)
Interest and other income (expense), net	(108)	—		(108)

Loss before income taxes	(11,939)	1,204		(10,735)
Provision for income taxes	54	—		54

Net loss	$(11,993)	$1,204		$(10,789)

Net loss per share:
Basic and diluted	$(0.77)			$(0.69)

Weighted average outstanding shares:
Basic and diluted	15,575			15,575

Notes:

		Three Months Ended March 29, 2015
(a)	Stock-based compensation	$1,085
(b)	Amortization of acquired intangible assets	119

	Total non-GAAP adjustments	$1,204

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Six Months Ended June 28, 2015				Six Months Ended June 29, 2014
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$21,249	$—		$21,249	$25,768	$—		$25,768
Cost of revenue	10,585	(36	) (a)	10,310	13,211	(6	) (a)	12,965
		(239	) (b)			(240	) (b)

Gross profit	10,664	(275)		10,939	12,557	(246)		12,803

Operating expenses:
Research and development	24,431	(1,106	) (a)	23,325	26,084	(1,235	) (a)	24,849

Selling, general and administrative	9,907	(885	) (a)	9,022	8,926	(671	) (a)	8,255

Total operating expenses	34,338	(1,991)		32,347	35,010	(1,906)		33,104

Loss from operations	(23,674)	2,266		(21,408)	(22,453)	2,152		(20,301)
Interest and other income (expense), net	(486)	—		(486)	113	—		113

Loss before income taxes	(24,160)	2,266		(21,894)	(22,340)	2,152		(20,188)
Provision for income taxes	149	—		149	295	—		295

Net loss	$(24,309)	$2,266		$(22,043)	$(22,635)	$2,152		$(20,483)

Net loss per share:
Basic and diluted	$(1.49)			$(1.35)	$(2.29)			$(2.07)

Weighted average outstanding shares:
Basic and diluted	16,339			16,339	9,893			9,893

Notes:

		Six Months Ended
		June 28, 2015	June 29, 2014
(a)	Stock-based compensation	$2,027	$1,912
(b)	Amortization of acquired intangible assets	239	240

	Total non-GAAP adjustments	$2,266	$2,152

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Balance Sheets

(In thousands)

	June 28, 2015	March 29, 2015	December 28, 2014
Assets
Current assets:
Cash, cash equivalents and short-term investments	$16,032	$12,965	$15,691
Accounts receivable	10,765	11,364	13,849
Inventory	1,991	2,117	1,964
Prepaid expenses and other current assets	1,799	2,612	3,682

Total current assets	30,587	29,058	35,186
Property and equipment, net	13,947	13,908	8,581
Other assets	2,018	2,184	2,343

	$46,552	$45,150	$46,110

Liabilities and Stockholders’ Equity
Current liabilities:
Revolving line	$4,979	$5,000	$10,841
Accounts payable	4,553	4,019	5,054
Accrued liabilities	11,042	9,063	6,460

Total current liabilities	20,574	18,082	22,355
Long-term debt	9,528	—	—
Other liabilities	5,195	4,424	1,740

Total liabilities	35,297	22,506	24,095
Stockholders’ equity	11,255	22,644	22,015

	$46,552	$45,150	$46,110